INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MARCH 19, 2020 TO THE PROSPECTUSES DATED FEBRUARY 28, 2020 OF:

Invesco Balanced Multi-Asset Allocation ETF Invesco Conservative Multi-Asset Allocation ETF Invesco Growth Multi-Asset Allocation ETF	Invesco Moderately Conservative Multi-Asset Allocation ETF (each, a “Fund” and collectively, the “Funds”)

Effective immediately, for each Fund, the following disclosure is added to the end of the paragraph entitled “Market Risk” in the section “Summary Information – Principal Risks of Investing in the Fund”:

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Effective immediately, for each Fund, the following disclosure is added to the end of the paragraph entitled “Index Risk” in the section “Summary Information – Principal Risks of Investing in the Fund – Underlying ETFs Risk”:

Additionally, those Underlying ETFs rebalance their portfolios in accordance with their respective Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Underlying ETF’s rebalance schedule.

Effective immediately, the following disclosure is added to the end of the paragraph entitled “Market Risk” in the section “Additional Information About the Funds’ Strategies and Risks – Principal Risks of Investing in the Funds”:

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to a Fund’s NAV.

Effective immediately, the following disclosure replaces the paragraph entitled “Index Risk” in the section “Additional Information About the Funds’ Strategies and Risks – Principal Risks of Investing in the Funds – Underlying ETFs Risk”:

Index Risk. Unlike many investment companies that are “actively managed,” certain Underlying ETFs are “passive” investors and therefore do not utilize investing strategies that seek returns in excess of an Underlying Index. Therefore, such Underlying ETFs would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. If a specific security is removed from an Underlying Index, an Underlying ETF may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, such Underlying ETFs rebalance their portfolios in accordance with their respective Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Underlying ETF’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, such an Underlying ETF’s performance could be lower than other types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.

Please Retain This Supplement for Future Reference.

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